                                                                    Exhibit 10.3

                            LETTER AMENDMENT NO. 6
                                      to
                  TransMontaigne Inc. Master Shelf Agreement



                           As of September 30, 1999

The Prudential Insurance Company of America
U.S. Private Placement Fund
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

          We refer to the Master Shelf Agreement dated as of April 17, 1997, as amended by Letter Amendment No. 1 dated March 31, 1998, Letter Amendment No. 2 dated as of June 30, 1998, Letter Amendment No. 3 dated as of October 30, 1998, Letter Amendment No. 4 dated as of March 25, 1999 and Letter Amendment No. 5 dated as of June 29, 1999 (as amended, the "Agreement"), among the undersigned, TransMontaigne Inc., formerly known as TransMontaigne Oil Company, (the "Company") and The Prudential Insurance Company of America ("Prudential") and U.S. Private Placement Fund (collectively, the "Purchasers"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          The Company has requested that you agree to certain amendments of the terms of the Agreement, including the modification of financial covenants and other covenants. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:

1. Amendments to the Agreement. The Agreement is, effective the date first above written, hereby amended as follows:

          (a) Paragraph 5Q. Credit Fee. Paragraph 5Q is amended in its entirety to read as follows:

        "5Q.  Credit Fee.  (i) Primary Credit Fee. On June 30, 1999, the Company
                              -------------------
        shall pay in respect of the fiscal quarter commencing July 1, 1999 to each holder a credit fee equal to 0.375% of the principal amount of Notes held by such holder on June 30,1999. On each day after June 30, 1999 on which, pursuant to paragraph 5A, delivery is made, or should have been made (without any grace), whichever is earlier (the "Delivery Date"), of financial statements for the fiscal year ended June 30, 1999 and each fiscal quarter or fiscal year, as the case may be, thereafter (the quarter in respect of which, or ending the period for which, such financial statements are being, or should have been, delivered is herein referred to as the "Reference Quarter"), the Company shall pay, in respect of the next fiscal quarter commencing after such Delivery Date (unless, in the case of annual financial statements, such Delivery Date falls within the second quarter after the Reference Quarter, in which case such payment shall be in respect of the quarter in which such Delivery Date falls), to each holder a credit fee equal to 0.375% of the principal amount of Notes held by such holder as of the last day of such Reference Quarter, if both (i) on such Delivery Date, the senior unsecured debt of the Company is not rated BBB- or higher by S&P or Baa3 or higher by Moody's and (ii) on the last day of such Reference Quarter, the Company is not in compliance with one or more of the covenants contained in paragraphs 6A and 6B, provided, however, that for purposes of this paragraph 5Q
                   --------  -------
        only, compliance with the covenants contained in paragraphs 6A(1), 6A(2), 6A(3) and 6A(4) shall be determined using the percentages set forth in the table below for the Reference Quarters ending on the dates set forth in the table below in place of the relevant percentages set forth in such paragraph, and provided, further that, for purposes of
                                     --------  -------
        this paragraph 5Q(i), the proviso at the end of clause (a) of paragraph 6A(1) providing that the ratio used to determine compliance with such paragraph may be as low as 150% so long as for the next succeeding period of four consecutive fiscal quarters (which shall include the last three quarters of the prior period) such ratio equals or exceeds 200% shall not apply for purposes of determining compliance with paragraph 6A(1):

------------------------------------------------------------------------
Covenant          June 30, 1999, September 30,         March 31, 2001
                  1999, December 31, 1999,             and thereafter
                  March 31, 2000, June 30, 2000,
                  September 30, 2000 and
                  December 31, 2000
------------------------------------------------------------------------
6A(1)             250%                                 275%
------------------------------------------------------------------------
6A(2)             60%                                  55%
------------------------------------------------------------------------
6A(3)             70%                                  60%
------------------------------------------------------------------------
6A(4)             300%                                 250%
------------------------------------------------------------------------

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

        (ii) Secondary Credit Fee.  On each Delivery Date after September 30
             --------------------
        1999, the Company shall pay, in respect of the next fiscal quarter commencing after such Delivery Date (unless, in the case of annual financial statements, such Delivery Date falls within the second quarter after the Reference Quarter, in which case such payment shall be in respect of the quarter in which such Delivery Date falls), to each holder a credit fee in addition to the credit fee described in paragraph 5Q(i) above equal to 0.25% of the principal amount of Notes held by such holder as of the last day of such Reference Quarter, if both (i) on such Delivery Date, the senior unsecured debt of the Company is not rated BBB- or higher by S&P or Baa3 or higher by Moody's and (ii) on the last day of such Reference Quarter, the Company is not in compliance with one or more of the covenants contained in paragraphs 6A and 6B, provided,
                                                                    --------
        however, that for purposes of this paragraph 5Q(ii) only, compliance
        -------
        with the covenants contained in paragraphs 6A(1) and 6A(4) shall be determined using the percentages set forth in the table below for the Reference Quarters ending on the dates set forth in the table below in place of the relevant percentages set forth in such paragraph, and provided, further that, for purposes of this paragraph 5Q(ii), the
        --------  -------
        proviso at the end of clause (a) of paragraph 6A(1) providing that the ratio used to determine compliance with such paragraph may be as low as 150% so long as for the next succeeding period of four consecutive fiscal quarters (which shall include the last three quarters of the prior period) such ratio equals or exceeds 200% shall not apply for purposes of determining compliance with paragraph 6A(1):

                 -----------------------------------------------------
                 Covenant                    September 30, 1999 and
                                             thereafter
                 -----------------------------------------------------
                 6A(1)                                        200%
                 -----------------------------------------------------
                 6A(4)                                        350%
                 -----------------------------------------------------

     (b) Paragraph 6A(1). Interest Coverage. Clause (i) of paragraph 6A(1) of the Agreement is amended in full to read as follows:

         "(i) For any period of four consecutive fiscal quarters of the Company, commencing with such period ended September 30, 1999 and ending with such period ended March 31, 2000, the ratio (expressed as a percentage) of (i) the Consolidated EBITDA of the Company and its Subsidiaries for such period to (ii) the Consolidated Interest Expense of the Company and its Subsidiaries for such period to be less than 150%; for the period of four consecutive fiscal quarters of the Company ended June 30, 2000, the ratio (expressed as a percentage) of (i) the Consolidated EBITDA of the Company and its Subsidiaries for such period to (ii) the Consolidated Interest Expense of the Company and its Subsidiaries for such period to be less than
     175%; and for any period of four consecutive fiscal quarters of the Company, commencing with such period ended September 30, 2000, the ratio (expressed as a percentage) of (i) the Consolidated EBITDA of the Company and its Subsidiaries for such period to (ii) the Consolidated Interest Expense of the Company and its Subsidiaries for such period to be less than 200%; provided, however, that for any single period of four consecutive
           --------  -------
     fiscal quarters commencing with the period of four consecutive fiscal quarters ended December 31, 2000, such ratio may be as low as 150% so long as for the next succeeding period of four consecutive fiscal quarters (which shall include the last three quarters of the prior period) such ratio equals or exceeds 200%."

     (c) Paragraph 6A(2). Leverage Ratio. Paragraph 6A(2) of the Agreement is amended in full to read as follows:

          "6A(2)   Leverage Ratio.  The Company will not permit at any time on and after September 30, 1999 the Leverage Ratio of the Company and its Subsidiaries to exceed 60%; provided, however, that so long as no
                                 --------  -------
     Default or Event of Default shall exist on December 31, 2000, then on or after such date the Leverage Ratio of the Company and its Subsidiaries may exceed 60% but at no time shall exceed 65%."

     (d) Paragraph 6A(4). Cash Flow Leverage Ratio. Paragraph 6A(4) of the Agreement is amended in full to read as follows:

          "6A(4)   Cash Flow Leverage Ratio.  The Company will not permit at any time (i) on the last day of each fiscal quarter of the Company, commencing with the fiscal quarter ended September 30, 1999 and ending with the fiscal quarter ended March 31, 2000, the ratio (expressed as a percentage) of (a) the Consolidated Net Liabilities of the Company and its Subsidiaries to (b) the Consolidated Pro Forma EBITDA of the Company and its Subsidiaries for the period of four consecutive fiscal quarters then ended to exceed 450%;
     (ii) on the last day of each of the fiscal quarters of the Company ended June 30, 2000 and September 30, 2000, the ratio (expressed as a percentage) of (a) the Consolidated Net Liabilities of the Company and its Subsidiaries to (b) the Consolidated Pro Forma EBITDA of the Company and its Subsidiaries for the period of four consecutive fiscal quarters then ended to exceed 400%; and (iii) on the last day of each fiscal quarter of the Company, commencing with the fiscal quarter ended December 31, 2000, the ratio (expressed as a percentage) of (a) the Consolidated Net Liabilities of the Company and its Subsidiaries to (b) the Consolidated Pro Forma EBITDA of the Company and its Subsidiaries for the period of four consecutive fiscal quarters then ended to exceed 350%."

     (e) Paragraph 10B. Other Terms. Paragraph 10B of the Agreement is amended by amending the definition of "Consolidated EBITDA" in full to read as follows:

          "'Consolidated EBITDA' shall mean, for any period, the total of:

          (a) Consolidated Net Income; plus
                                        ----

          (b) all amounts deducted in computing such Consolidated Net Income in respect of (i) depreciation, amortization and other non-cash charges (including increases of reserves), (ii) Consolidated Interest Expense and
     (iii) taxes based upon or measured by net income; plus
                                                       ----

          (c) all amounts included in computing such Consolidated Net Income in respect of any non-cash reductions in the value of Minimum Petroleum Products Inventory Requirements; minus
                                      -----

          (d) all amounts included in computing such Consolidated Net Income in respect of any non-cash increases in the value of Minimum Petroleum Products Inventory Requirements; minus
                                      -----

          (e) all amounts included in computing such Consolidated Net Income in respect of dividends received in any form other than cash; minus
                                                                -----

          (f) taxes based upon or measured by net income that are actually paid in cash during such period; minus
                                 -----

          (g) all amounts included in Consolidated Net Income in respect of deferred income tax benefits; minus
                                   -----

          (h) all amounts representing payments from reserves to pay liabilities during such period that were not deducted in computing such Consolidated Net Income."

and (2) adding the following definition in the appropriate alphabetical order:

          "'Minimum Petroleum Products Inventory Requirements' shall mean, on any date, the physical amount of petroleum products, consisting of pipeline fill, tank bottoms and intransit barrels and working stocks, which must be maintained by the Company and its Subsidiaries within their pipelines and terminals and those of third parties in order for the Company and its Subsidiaries to meet the exchange and supply needs of their customers in an effecient and timely manner."

     (f) Schedule 5A(i). Covenant Compliance Certificate. Schedule 5A(i) is replaced in its entirety by Schedule 5A(i) attached hereto.

2. Consent of Guarantors. Each Guarantor under the Guaranty contained in paragraph 11 of the Agreement, hereby consents to this letter amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said letter amendment, all references in the Guaranty to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by said letter amendment.

3. Consent of Pledgors. Each of the Company, TransMontaigne Transportation Services Inc., TransMontaigne Product Services Inc. and TransMontaigne Pipeline Inc. is a Pledgor under the Pledge Agreement (the "Pledgors") and each hereby agrees (i) the Pledge Agreement shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, this letter amendment, all references in the Pledge Agreement to the Loan Documents shall mean the Loan Documents as amended by this Amendment and (ii) all of the Loan Security described therein does, and shall continue to, secure the payment by the Pledgors of their obligations under the Loan Documents, as amended by this letter amendment.

4. Representations and Warranties. In order to induce you to enter into this Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct on the date hereof.

5.   Miscellaneous.

     (a) Effect on Agreement. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, and each reference in the Pledge Agreement to "the Shelf Agreement" "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

     (b) Counterparts. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     (c) Effectiveness. This letter amendment shall become effective as of the date first above written when and if each of the conditions set forth in this subparagraph
(c) shall have been satisfied.

          (I) Executed Counterparts. Counterparts of this letter amendment shall have been executed by the Company, each Guarantor, each Pledgor and you.

          (II) No Default or Event of Default. No Default or Event of Default under the Agreement shall have occurred and be continuing.

          (III) Bank Consent. The Bank Agent and each other requisite holder, if any, of Indebtedness issued under the Bank Agreement shall have consented, to the extent required under the Bank Agreement and the Intercreditor Agreement, to the modifications of the Agreement effected hereby, the terms and conditions of such consent to be satisfactory to the Purchasers, and shall have acknowledged that the Intercreditor Agreement remains in full force and effect; and the covenants of the Company set forth in the Bank Agreement shall have been amended to reflect the covenant modifications of the Agreement made herein.

          (IV) Fees. The holders of the Notes shall have received an amendment fee in immediately available funds as follows:

          The Prudential Insurance Company of America - $175,000.00:
          Bank of New York
          New York, NY
          ABA No. 021-000-018
          For Credit to the Account of: The Prudential Insurance Company of America
          Account No. 890-0304-391
          Re:  TransMontaigne Amendment Fee

          U.S. Private Placement Fund - $12,500.00:
          Boston Safe Deposit and Trust Company
          One Boston Place
          Boston, Massachusetts 02108
          ABA No.:  011-001-234
          For Credit to the Account of: U.S. Private Placement Fund Account No. U1FF1000002
          DDA No.:  108111

     (d) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

         If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to TransMontaigne Inc., 370 17th Street, Suite 2750, Denver, CO 80202, Attention of Harold R. Logan.

                              Very truly yours,

                              TRANSMONTAIGNE INC.
                              (f/k/a TransMontaigne Oil Company)

                              By: /s/ Richard E. Gathright
                                 -------------------------------
                                  Title: President

                              Guarantors/Pledgors

                              TRANSMONTAIGNE PRODUCT SERVICES
                                MIDWEST INC. (f/k/a TransMontaigne
                                Product Services Inc.)
                              TRANSMONTAIGNE PIPELINE INC.
                              TRANSMONTAIGNE TERMINALING INC.
                              TRANSMONTAIGNE TRANSPORTATION
                                SERVICES INC.
                              BEAR PAW ENERGY INC.
                              TRANSMONTAIGNE PRODUCT SERVICES
                                INC.

                              By: /s/ Richard E. Gathright
                                 ------------------------------
                                  As C.E.O. of each of the foregoing
                                  corporations

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE
 COMPANY OF AMERICA

By: /s/ Ric E. Abel
   ------------------------------
   Vice President


U.S. PRIVATE PLACEMENT FUND

By:  Prudential Private Placement
     Investors, L.P., Investment Advisor

By:  Prudential Private Placement
     Investors, Inc., its General Partner

By: /s/ Ric E. Abel
   ------------------------------
   Vice President

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